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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004

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                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                         0-27918              13-3070826
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                       Identification No.)

            2511 Garden Road
         Building A, Suite 200
          Monterey, California                                     93940
(Address of principal executive offices)                         (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operation and Financial Condition

      On October 26, 2004, Century Aluminum Company (the "Company") issued an earnings release announcing its results of operations for the quarter ended September 30, 2004. A copy of the Company's earnings release is attached hereto as Exhibit 99.1.

      The Company will hold a conference call on Wednesday October 27, 2004, at 2:00 P.M. Eastern Time to discuss the earnings. The dial-in number within the United States is (888) 428-4478 and the International dial-in number is (612) 288-0329. Using these call-in numbers will permit callers to ask questions of the Company's management.

      A playback number has been established for those unable to participate in the conference call. Playback begins at 7:45 P.M. Eastern Time on Wednesday October 27, 2004, and ends at 11:59 P.M. Eastern Time on Friday, October 29, 2004. The playback number within the United States is (800) 475-6701 and International (320) 365-3844, the access code is 745998. After October 29, 2004, interested parties will be able to access an archived transcript of the call that will be posted in the Investors section of the Company's web site located at www.centuryaluminum.com. The transcript will remain available on the Company's website for six months.

      The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibits are filed with this report:

Exhibit Number   Description
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     99.1        Press Release, dated October 26, 2004, announcing the Company results of operations for the quarter ended September 30, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CENTURY ALUMINUM COMPANY


     Date: October 27, 2004     By:   /s/ Gerald J. Kitchen
                                   --------------------------------------------
                                      Name:  Gerald J. Kitchen
                                      Title: Executive Vice President, General
                                             Counsel, Chief Administrative
                                             Officer and Secretary


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                                  Exhibit Index

Exhibit Number   Description
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     99.1        Press Release, dated October 26, 2004, announcing the Company results of operations for the quarter ended September 30, 2004.


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